Loss per share	6 Months Ended
Jun. 30, 2026
Loss Per Share [abstract]
Loss per share
15.	Loss per share

Net loss per common share represents net loss attributable to common shareholders divided by the weighted average number of common shares outstanding during the period.

For all the periods presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs, RSUs and convertible debentures. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the six months ended June 30, 2026, and 2025 are as follows:

	June 30, 2026	June 30, 2025
	#	#
Warrants	719,990	492,734
Share Options	138,500	62,956
RSUs	1,600	-
Convertible debentures	1,424,995	-
	2,285,085	555,690